                                                                   EXHIBIT 10(e)

                             SECURED PROMISSORY NOTE

$1,000,000.00                                                  Chicago, Illinois

                                                               December 20, 2001

FOR VALUE RECEIVED, the undersigned CITY NATIONAL BANCSHARES CORPORATION, a New Jersey corporation ("Borrower"), hereby promises to pay to the order of National Community Investment Fund, a trust ("NCIF"), the principal sum of One Million and 00/100 Dollars ($1,000,000.00), plus interest on the unpaid principal balance from time to time outstanding at the rate of Seven Percent (7%) per annum, payable in Sixteen (16) installments of interest only, to the extent accrued, on the first day of each January, April, July and October, successively, from April 1, 2002 to January 1, 2007, inclusive, and Thirty-one
(31) installments of principal of $31,250.00 each, plus interest, to the extent accrued, on the first day of each January, April, July and October, successively, from April 1, 2007 to October 1, 2013, inclusive, and One (1) installment of the entire principal balance outstanding and all accrued but unpaid interest thereon on January 1, 2014.

Interest shall be calculated on a daily basis using a 360-day year and actual days elapsed.

Payments of both principal and interest hereunder are to be made in lawful money of the United States at the office of NCIF at 7054 South Jeffery Boulevard, Chicago, Illinois 60649, or at such other place as the holder hereof may from time to time designate in writing. Borrower may prepay part or all of the principal balance hereof prior to maturity at any time and from time to time without premium or penalty, provided Borrower has given the holder hereof written notice of the amount and time of such prepayment at the then most recently designated address for payments hereunder not less than fifteen (15) days prior to such prepayment. All such prepayments in part shall be applied to the installments hereunder in the reverse order of their maturity. All payments hereunder, including without limitation all prepayments, shall be first applied to accrued and unpaid interest and then to principal.

This Note has been executed pursuant to the terms of, and is the "Note" under, a Loan Agreement dated the date hereof (the "Loan Agreement") between NCIF and Borrower, and any holder hereof shall be entitled to the benefit of the Loan Agreement. The obligation of Borrower to pay this Note in full when due is secured by a Pledge Agreement dated the date hereof (the "Pledge Agreement") between NCIF and Borrower, and any holder of this Note shall be entitled to the benefit of the Pledge Agreement.

Any of the following shall constitute an event of default hereunder ("Event of Default"):

1. Any failure by Borrower to pay in full any principal or interest under this Note when the same becomes due and payable and the continuation of such failure for ten (10) days.

2. An Event of Default under the Loan Agreement or under the Pledge Agreement, as the term "Event of Default" is respectively defined therein.

Upon the occurrence of an Event of Default hereunder, the entire unpaid principal balance hereunder outstanding and all interest accrued thereon shall, at the election of the holder hereof, immediately become due and payable without presentment, demand, protest or notice of any kind, all of which Borrower hereby expressly waives.

Failure or forbearance by the holder of this Note upon the occurrence of any Event of Default hereunder to avail itself fully or partially of any remedy provided for herein or in the Loan Agreement or the Pledge Agreement or otherwise shall not constitute a waiver thereof, but such remedy shall be available continuously thereafter unless waived in writing by the holder of this Note. Should it become necessary to collect this Note through an attorney or otherwise, Borrower hereby agrees to pay all reasonable costs of collection of this Note, including costs of litigation and reasonable attorneys' fees.

This Note has been made by the undersigned and delivered to NCIF in Chicago, Illinois and the validity, construction and enforcement hereof shall be governed in all respects by the internal laws (and not the conflict of laws provisions) of Illinois.

                              CITY NATIONAL BANCSHARES CORPORATION


ATTEST                        By:
                                   -------------------------------------
                                   Its President
------------------
    Secretary

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, City National Bancshares Corporation, a New Jersey corporation, hereby sells, assigns and transfers to National Community Investment Fund all of the undersigned's right, title and interest in and to 5,090 shares of Common Stock, $0.10 par value per share, of City National Bank of New Jersey, a national association, standing in the name of the undersigned and represented by certificate number ___________ dated _______________________; and the undersigned hereby irrevocably constitutes and appoints ______________________________________________ Attorney to transfer said shares on the books of said banking corporation with full power of substitution in the premises.

                            Dated: December 20, 2001.


                              City National Bancshares Corporation


In the presence of            By:
                                   -------------------------------------
                                          Its President

------------------------------